UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2006

URANIUMCORE COMPANY
(Name of small business in its charter)

Delaware	0-5186	13-2643655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2725 Congress Street, San Diego, CA	92110
(Address of principal executive offices)	(Zip Code)

Issuer's telephone number:   (619) 297-2695

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 28, 2006, we agreed to acquire a 75% interest from Rodinia Minerals, Inc. in their Coon Creek properties located in Gila County, Arizona by (1) issuing 500,000 UraniumCore common shares to Rodinia ; (2) by paying $50,000 to Rodinia; and (3) by agreeing to invest $300,000 in exploration expenditures on the Properties on or before the second anniversary of the acquisition of the properties. Closing of this purchase must occur after the permit applications are approved

The Issuer expects to raise the additional capital for the purchase and exploration expenses during the next few months.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On May 1, 2006, our directors appointed Marc Applbaum as President and a member of the Board of Directors.  Seann Poli has resigned as a member of the Board of Directors.

All directors will serve until our next annual meeting, or until his successor has been appointed.  Thereafter, directors will be elected for one-year terms at the annual stockholders’ meeting.  Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement, of which none currently exists or is contemplated.

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There is no arrangement or understanding between any of our directors or officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current directors.   There are also no arrangements, agreements or understandings between non-management shareholders and management under which non-management shareholders may directly or indirectly participate in or influence the management of our affairs.

PRINCIPAL SHARE OWNERSHIP

The following table sets forth, as of March 31, 2006, stock ownership of each executive officer and director, of all executive officers and directors as a group, and of each person known to be a beneficial owner of 5% or more of our common stock.  Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrant or other right to acquire additional securities except as may be otherwise noted.

Name and Address	Number of Shares Beneficially Owned	Percent of Class

Bobby Vaviths Kos Kefalos, Dodekanis, Greece Marc Applbaum 3177 Via Alicante, #248 La Jolla, CA 92037	147,569 Series F 0	95.5% 0%

All officer and directors as a group	147,569 Series F	95.5%

(1) The person named is an officer, director, or both.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UraniumCore Company

By: /s/ Marc Applbaum
President

Date: May 10, 2006

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